UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 19, 2004

Date of Report (Date of earliest event reported)

salesforce.com, inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Landmark @ One Market, Suite 300, San Francisco CA 94105

(Address of principal executive offices, including zip code)

(415) 901-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report

Item 7. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release issued by salesforce.com, inc. dated August 19, 2004

Item 12. Results of Operations and Financial Condition

On August 19, 2004, salesforce.com, inc. issued a press release announcing the results for its fiscal second quarter ended July 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant

salesforce.com, inc.

/s/ STEVE CAKEBREAD
Steve Cakebread
Chief Financial Officer

Date: August 19, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by salesforce.com, inc. dated August 19, 2004